First Quarter 2024 Supplemental Financial Information

Table of Contents 2 03 Corporate Overview 04 Quarterly Highlights 05 Consolidated Statements of Operations 06 Funds from Operations and Adjusted Funds from Operations 07 EBITDAre and Adjusted EBITDAre 08 Net Operating Income 09 Consolidated Balance Sheets 10 Debt, Capitalization and Financial Ratios 12 Investment Activity 13 Portfolio Information 17 Lease Expiration Schedule 18 Non-GAAP Measures and Definitions 22 Forward Looking and Cautionary Statements

Management Team Mark Manheimer Chief Executive Officer and President Daniel Donlan Chief Financial Officer and Treasurer Jeff Fuge Senior Vice President of Acquisitions Trish McBratney-Gibbs Senior Vice President, Chief Accounting Officer Chad Shafer Senior Vice President of Real Estate and Underwriting 3 Corporate Overview Corporate Profile NETSTREIT Corp. (NYSE: NTST) is an internally managed real estate investment trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e- commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT’s strategy is to create the highest quality net lease retail portfolio in the country in order to generate consistent cash flows and dividends for its investors. Board of Directors Todd Minnis - Chair Michael Christodolou Heidi Everett Mark Manheimer Matthew Troxell Lori Wittman Robin Zeigler Corporate Headquarters 2021 McKinney Avenue Suite 1150 Dallas, Texas, 75201 Phone: (972) 597 - 4825 Website: www.netstreit.com Transfer Agent Computershare PO Box 43007 Providence, RI 09240-3007 Phone: (800) 736 - 3001 Website: www.computershare.com

Quarterly Highlights (unaudited, dollars in thousands, except per share data) 4 Three Months Ended Financial Results March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 Net income $ 1,045 $ 1,962 $ 4,239 $ (792) $ 1,481 Net income per common share outstanding - diluted $ 0.01 $ 0.03 $ 0.06 $ (0.01) $ 0.03 Funds from Operations (FFO) $ 21,179 $ 21,165 $ 21,130 $ 17,198 $ 16,684 FFO per common share outstanding - diluted $ 0.28 $ 0.30 $ 0.31 $ 0.28 $ 0.28 Core Funds from Operations (Core FFO) $ 22,450 $ 21,220 $ 21,191 $ 17,587 $ 16,685 Core FFO per common share outstanding - diluted $ 0.30 $ 0.30 $ 0.31 $ 0.29 $ 0.28 Adjusted Funds from Operations (AFFO) $ 22,863 $ 21,573 $ 21,389 $ 18,747 $ 17,419 AFFO per common share outstanding - diluted $ 0.31 $ 0.31 $ 0.31 $ 0.30 $ 0.30 Dividends per share $ 0.205 $ 0.205 $ 0.205 $ 0.200 $ 0.200 Weighted average common shares outstanding - diluted 74,565,790 69,922,646 68,048,369 61,043,531 58,883,386 Portfolio Metrics(1) Number of leases 628 598 547 525 488 Square feet 11,322,746 10,624,183 9,971,909 9,440,349 8,769,431 Occupancy(2) 100.0% 100.0% 100.0% 100.0% 100.0 % Weighted average lease term remaining (years)(3) 9.2 9.2 9.3 9.4 9.4 Investment grade (rated) - % of ABR(4) 71.1% 70.5% 68.6% 67.8% 67.1 % Investment grade profile (unrated) - % of ABR(5) 13.3% 14.1% 14.6% 14.0% 14.9 % Combined Investment grade (rated) & Investment grade profile (unrated) - % of ABR 84.4% 84.6% 83.3% 81.8% 82.0% 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Excludes investment that secure mortgage loans receivable. 3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 4. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher. 5. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC.

5 Three Months Ended March 31, 2024 2023 REVENUES Rental revenue (including reimbursable) $ 35,189 $ 28,474 Interest income on loans receivable 2,484 978 Total revenues 37,673 29,452 OPERATING EXPENSES Property 4,102 3,936 General and administrative 5,707 4,909 Depreciation and amortization 17,541 14,949 Provisions for impairment 3,662 — Transaction costs 129 109 Total operating expenses 31,141 23,903 OTHER INCOME (EXPENSE) Interest expense, net (6,180) (3,944) Gain (loss) on sales of real estate, net 997 (319) Other (expense) income, net(1) (280) 152 Total other (expense) income, net (5,463) (4,111) Net income before income taxes 1,069 1,438 Income tax (expense) benefit (17) 43 Net income 1,052 1,481 Net income attributable to noncontrolling interests 7 9 Net income attributable to common stockholders $ 1,045 $ 1,472 Amounts available to common stockholders per common share: Basic $ 0.01 $ 0.03 Diluted $ 0.01 $ 0.03 Weighted average common shares: Basic 73,248,804 58,155,738 Diluted 74,565,790 58,883,386 Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data) 1. Includes a non-recurring other loss of $414,000.

Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 6 Three Months Ended March 31, 2024 2023 GAAP Reconciliation: Net income $ 1,052 $ 1,481 Depreciation and amortization of real estate 17,462 14,884 Provisions for impairment 3,662 — (Gain) loss on sales of real estate, net (997) 319 Funds from Operations (FFO) $ 21,179 $ 16,684 Non-recurring executive transition costs, severance and related charges 857 13 Non-recurring other loss (gain), net 414 (12) Core Funds from Operations (Core FFO) $ 22,450 $ 16,685 Straight-line rent adjustments (542) (311) Amortization of deferred financing costs 558 308 Amortization of above/below-market assumed debt 29 29 Amortization of loan origination costs and discounts 39 28 Amortization of lease-related intangibles (95) (213) Earned development interest 332 — Capitalized interest expense (353) (134) Non-cash interest expense (979) — Non-cash compensation expense 1,424 1,027 Adjusted Funds from Operations (AFFO) $ 22,863 $ 17,419 FFO per common share, diluted $ 0.28 $ 0.28 Core FFO per common share, diluted $ 0.30 $ 0.28 AFFO per common share, diluted $ 0.31 $ 0.30 Dividends per share $ 0.205 $ 0.200 Dividends per share as a percent of AFFO 66% 67 % Weighted average common shares outstanding, basic 73,248,804 58,155,738 Operating partnership units outstanding 478,524 511,402 Unvested restricted stock units 168,556 175,859 Unsettled shares under open forward equity contracts 669,906 40,387 Weighted average common shares outstanding, diluted 74,565,790 58,883,386

1. Adjustment reflects the estimated cash yield on developments in process as of March 31, 2024. 2. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments and interest earning loan activity completed during the three months ended March 31, 2024 and 2023, had occurred on January 1, 2024 and 2023, respectively. 3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four. 4. Reflects 17,131,211 of unsettled forward equity shares at the March 31, 2024 available weighted average net settlement price of $16.98 per share. 5. Reflects 1,635,600 of unsettled forward equity shares sold from the ATM during April 2024 at a net settlement price of $17.58 per share. EBITDAre and Adjusted EBITDAre (unaudited, dollars in thousands) 7 Three Months Ended March 31, 2024 2023 GAAP Reconciliation: Net income $ 1,052 $ 1,481 Depreciation and amortization of real estate 17,462 14,884 Amortization of lease-related intangibles (95) (213) Non-real estate depreciation and amortization 79 65 Interest expense, net 6,180 3,944 Income tax expense (benefit) 17 (43) Amortization of loan origination costs 39 28 EBITDA 24,734 20,146 Adjustments: Provisions for impairments 3,662 — (Gain) loss on sales of real estate, net (997) 319 EBITDAre 27,399 20,465 Adjustments: Straight-line rent adjustments (542) (311) Non-recurring executive transition costs, severance and related charges 857 13 Non-recurring other loss (gain), net 414 (12) Other non-recurring expenses, net 158 — Non-cash compensation expense 1,424 1,027 Adjustment for construction in process (1) 497 157 Adjustment for intraquarter investment activities (2) 1,469 1,862 Adjusted EBITDAre $ 31,676 $ 23,201 Annualized Adjusted EBITDAre (3) $ 126,704 Net Debt As of March 31, 2024 Principal amount of total debt $ 708,322 Less: Cash, cash equivalents and restricted cash (22,334) Net debt $ 685,988 Less: Net value of unsettled forward equity(4) (290,908) Adjusted net debt $ 395,080 Less: Net value of unsettled April 2024 ATM activity (5) (28,746) Proforma adjusted net debt $ 366,334 Leverage Net debt / Annualized Adjusted EBITDAre 5.4 x Adjusted Net Debt / Annualized Adjusted EBITDAre 3.1 x Proforma Adjusted Net Debt / Annualized Adjusted EBITDAre 2.9 x

Net Operating Income (unaudited, dollars in thousands) 8 Three Months Ended March 31, 2024 2023 GAAP Reconciliation: Net income $ 1,052 $ 1,481 General and administrative 5,707 4,909 Depreciation and amortization 17,541 14,949 Provisions for impairment 3,662 — Transaction costs 129 109 Interest expense, net 6,180 3,944 (Gain) loss on sales of real estate, net (997) 319 Income tax expense (benefit) 17 (43) Interest income on mortgage loans receivable (2,484) (978) Other expense (income), net 280 (152) Property-Level NOI 31,087 24,538 Straight-line rent adjustments (542) (311) Amortization of lease-related intangibles (95) (213) Property-Level Cash NOI $ 30,450 $ 24,014 Adjustment for intraquarter acquisitions, dispositions and interest earning development (1) 1,358 Property-Level Cash NOI Estimated Run Rate $ 31,808 Interest income on mortgage loans receivable 2,484 Adjustments for intraquarter mortgage loan activity (2) 111 Total Cash NOI - Estimated Run Rate $ 34,403 Property Operating Expense Coverage Property operating expense reimbursement $ 3,649 $ 3,610 Property operating expenses (4,102) (3,936) Property operating expenses, net $ (453) $ (326) 1. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended March 31, 2024, had occurred on January 1, 2024. 2. Adjustment assumes all loan activity completed during the three months ended March 31, 2024, had occurred on January 1, 2024.

Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 9 March 31, 2024 December 31, 2023 ASSETS Real estate, at cost: Land $ 472,330 $ 460,896 Buildings and improvements 1,209,333 1,149,809 Total real estate, at cost 1,681,663 1,610,705 Less accumulated depreciation (110,632) (101,210) Property under development 21,800 29,198 Real estate held for investment, net 1,592,831 1,538,693 Assets held for sale 58,856 52,451 Mortgage loans receivable, net 124,617 114,472 Cash, cash equivalents and restricted cash 22,334 29,929 Lease intangible assets, net 165,507 161,354 Other assets, net 61,402 49,337 Total assets $ 2,025,547 $ 1,946,236 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 621,500 $ 521,912 Revolving credit facility 75,000 80,000 Mortgage note payable, net 7,876 7,883 Lease intangible liabilities, net 24,639 25,353 Liabilities related to assets held for sale 1,110 1,158 Accounts payable, accrued expenses and other liabilities 26,265 36,498 Total liabilities 756,390 672,804 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 73,328,411 and 73,207,080 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively $ 733 $ 732 Additional paid-in capital 1,368,312 1,367,505 Distributions in excess of retained earnings (126,270) (112,276) Accumulated other comprehensive income 18,020 8,943 Total stockholders’ equity 1,260,795 1,264,904 Noncontrolling interests 8,362 8,528 Total equity 1,269,157 1,273,432 Total liabilities and equity $ 2,025,547 $ 1,946,236

1. Rates presented exclude the impact of capitalized loan fee amortization. 2. Interest rate reflects the all-in borrowing rate as of March 31, 2024. Facility fees are charged at an annual rate of 0.15% of the total facility size of $400 million, and are not included in the interest rate presented. The facility has a one year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. Interest rate consists of the fixed rate SOFR swap of 1.87%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. See the $175 million Term Loan - Interest Rate Schedule table for additional detail on the fixed interest rate changes through the fully extended maturity. 4. Interest rate consists of the fixed rate SOFR swap of 2.63%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The swap terminates of February 11, 2028. 5. Interest rate consists of the fixed rate SOFR swap of 3.74%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The term loan matures on July 3, 2026 and includes two one-year extension options and one six-month extension option. 6. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 10 As of March 31, 2024 Debt Summary Fully Extended Maturity Principal Balance Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) August 11, 2027 $ 75,000 6.42% $ 324,850 3.4 Unsecured term loan(3) January 15, 2027 175,000 3.12% — 2.8 Unsecured term loan(4) February 11, 2028 200,000 3.88% — 3.9 Unsecured term loan(5) January 3, 2029 250,000 4.99% — 4.8 Mortgage note(6) November 1, 2027 8,322 4.53% — 3.6 Total / Weighted Average $ 708,322 4.36% $ 324,850 3.9 $175 million Term Loan - Interest Rate Schedule Start Date End Date Applicable Balance Fixed Rate(1) November 27, 2023 December 23, 2024 $ 175,000 3.12 % December 23, 2024 January 15, 2027 $ 175,000 3.65 % Floating, 11% Fixed, 89% $175 $200 $250 $8 $400 $0 $100 $200 $300 $400 $500 $600 2023 2024 2025 2026 2027 2028 2029 2024 Unsecured Term Loan 2028 Unsecured Term Loan 2029 Unsecured Term Loan Mortgage Note Revolving Credit Facility Capacity Debt Maturity ScheduleFixed vs. Floating Debt

1. Reflects 17,131,211 of unsettled forward equity shares at the March 31, 2024 weighted average net settlement price of $16.98 per share. 2. Reflects 1,635,600 of unsettled forward equity shares sold from the ATM during April 2024 at a net settlement price of $17.58 per share. 3. Value is based on the March 28, 2024 closing share price of $18.37 per share. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands, except per share data) 11 Net Debt March 31, 2024 Principal amount of total debt $ 708,322 Less: Cash, cash equivalents and restricted cash (22,334) Net debt $ 685,988 Less: Net value of unsettled forward equity(1) (290,908) Adjusted net debt $ 395,080 Less: Net value of unsettled April ATM Activity (2) (28,746) Proforma adjusted net debt $ 366,334 Net debt / Annualized Adjusted EBITDAre 5.4x Adjusted net debt / Annualized Adjusted EBITDAre 3.1x Proforma adjusted net debt / Annualized Adjusted EBITDAre 2.9x Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 33.4% Fixed charge coverage ratio ≥ 1.50x 4.71x Maximum secured indebtedness ≤ 40.0% 0.4% Maximum recourse indebtedness ≤ 10.0% —% Unencumbered leverage ratio ≤ 60.0% 36.3% Unencumbered interest coverage ratio ≥ 1.75x 4.71x Liquidity As of March 31, 2024 Unused unsecured revolver capacity $ 324,850 Cash, cash equivalents and restricted cash 22,334 Net value of unsettled forward equity(1) 290,908 Total Liquidity $ 638,092 Net value of unsettled April ATM Activity (2) 28,746 Total Proforma Liquidity $ 666,838 Equity Ending Shares/ Units as of March 31, 2024 Equity Market Capitalization % of Total Common shares(3) 73,328,411 $ 1,347,043 99.4 % OP units(3) 472,179 8,674 0.6 % Total 73,800,590 $ 1,355,717 100.0 % Enterprise Value As of March 31, 2024 % of Total Principal amount of total debt $ 708,322 99.8 % Equity market capitalization(3) 1,356 0.2 % Total enterprise value $ 709,678 100.0%

1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. ABR divided by the Gross Investment. 3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 4. Includes investments associated with mortgage loans receivable. 5. Excludes transaction costs. 6. ABR divided by Gross Proceeds; excludes vacant properties. Investment Activity (unaudited, dollars in thousands) 12 Three Months Ended March 31, December 31, September 30, June 30, March 31, 2024 2023 2023 2023 2023 Investments Number of Investments(1) 42 57 29 39 71 Gross Investment $ 129,207 $ 119,128 $ 117,455 $ 115,321 $ 128,615 Cash Yield(2) 7.5% 7.2% 7.0% 6.8% 7.7 % Weighted Average Lease Term (years)(3) 11.5 10.9 10.0 11.5 10.3 Investment Grade and Investment Grade Profile % 84.8% 98.7% 97.2% 80.7% 94.9 % Dispositions Number of Investments(4) 12 6 6 2 8 Number of Vacant Properties — — — — — Gross Proceeds(5) $ 21,600 $ 15,995 $ 13,543 $ 4,060 $ 15,907 Cash Yield(6) 6.8% 7.2% 6.9% 6.7% 6.8 % Weighted Average Lease Term (years)(3) 10.3 11.2 7.1 4.2 5.6 Developments Industry Location Lease Term (years) Amount Funded to Date Actual/ Anticipated Rent Commencement Dollar Stores (multiple programs) Various (9 completed) 10 to 15 $ 17,929 Commenced 1Q'24 Farm Supplies Malakoff, TX 20 $ 6,345 Commenced 1Q'24 Dollar Stores (multiple programs) Various (8 in progress) 10 to 15 $ 10,648 2Q'24 to 3Q'24 Automotive Service (multiple locations) Various (6 in progress) 15 $ 11,545 2Q'24 to 4Q'24 Home Improvement Butte, MT 15 $ 4,301 3Q'24 Pet Supplies Sumter, SC 10 $ 1,286 4Q'24

Portfolio Information (unaudited, dollars in thousands) 13 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Excludes 74 investments that secure mortgage loans receivable. 3. Weighted by ABR; excludes lease extension options and 74 investments that secure mortgage loans receivable. 4. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher. 5. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC. 6. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P), Ba1 (Moody's) or NAIC3 (National Association of Insurance Commissioners) or lower. Portfolio Metrics March 31, 2024 Number of Investments(1) 628 Number of states 45 Square feet 11,322,746 Tenants 88 Industries 26 Occupancy(2) 100.0 % Weighted average lease term remaining (years)(3) 9.2 Tenant Quality Number of Investments ABR % of ABR Investment grade (rated)(4) 499 $ 99,783 71.1% Investment grade profile (unrated)(5) 49 18,641 13.3% Sub-investment grade (rated)(6) 30 12,466 8.9% Sub-investment grade profile (unrated) 50 9,425 6.7% Total 628 $ 140,314 100.0% 87.2% of ABR Necessity Discount Service Other 12.8% 84.4% of ABR Inv. Grade Inv. Grade Profile Sub-Investment Grade 8.9% Investment Grade Profile 13.3% Investment Grade 71.1% Sub-Investment Grade Profile 6.7% Tenant Quality Discount 23.0% Necessity 51.5% Service 12.7% Defensive Category

Portfolio Information (cont’d) (unaudited, dollars in thousands) 14 1. If rated by a credit rating agency, reflects highest rating from S&P, Fitch, Moody's or National Association of Insurance Commissioners. Top 20 Tenants Number of Leases ABR % of ABR Credit rating(1) 143 $ 16,385 11.7% BBB 33 10,246 7.3% BBB 27 8,812 6.3% BBB- 68 7,654 5.5% BBB 4 6,197 4.4% A 7 5,808 4.1% BBB+ 15 5,531 3.9% IG Profile 19 4,431 3.2% A 49 4,288 3.1% A 7 3,969 2.8% A3 3 3,955 2.8% IG Profile 40 3,900 2.8% Baa3 6 3,770 2.7% AA 14 3,710 2.6% Baa1 4 3,578 2.6% BBB+ 7 3,407 2.4% Baa1 5 2,946 2.1% NA 2 2,615 1.9% BB 10 2,435 1.7% IG Profile 2 2,211 1.6% BBB Total 465 $ 105,849 75.4%

Portfolio Information (cont’d) (unaudited, dollars in thousands) 15 State Number of Investments ABR % of ABR Illinois 27 $ 12,084 8.6% Texas 46 11,077 7.9% Wisconsin 24 9,524 6.8% New York 26 8,989 6.4% North Carolina 72 7,991 5.7% Alabama 49 7,177 5.1% Georgia 35 6,992 5.0% Ohio 42 6,705 4.8% Pennsylvania 29 5,959 4.2% Virginia 11 5,892 4.2% Other 267 57,926 41.7% Total 628 $ 140,314 100.4%

Portfolio Information (cont’d) (unaudited, dollars in thousands) 16 Industry Defensive Category Number of Investments ABR % of ABR Dollar Stores Discount 211 $ 24,039 17.1% Grocery Necessity 33 21,161 15.1% Drug Stores & Pharmacies Necessity 60 19,058 13.6% Home Improvement Necessity 29 15,269 10.9% Convenience Stores Service 72 9,461 6.7% Discount Retail Discount 32 8,184 5.8% Auto Parts Necessity 61 5,526 3.9% Arts & Crafts Other 14 5,475 3.9% Farm Supplies Necessity 15 4,282 3.1% Consumer Electronics Other 7 3,969 2.8% Sporting Goods Other 4 3,866 2.8% General Retail Necessity 6 3,753 2.7% Quick Service Restaurants Service 22 3,194 2.3% Automotive Service Service 20 2,476 1.8% Healthcare Necessity 12 2,383 1.7% Specialty Other 2 1,719 1.2% Apparel Other 5 1,279 0.9% Casual Dining Service 7 1,067 0.8% Health and Fitness Service 1 985 0.7% Furniture Stores Other 2 939 0.7% Equipment Rental and Leasing Service 5 687 0.5% Banking Necessity 3 476 0.3% Wholesale Warehouse Club Necessity 1 417 0.3% Telecommunications Other 2 314 0.2% Gift, Novelty, and Souvenir Shops Other 1 200 0.1% Home Furnishings Other 1 134 0.1% Total 628 $ 140,314 100.0% Defensive Category Number of Investments ABR % of ABR Necessity 220 72,326 51.5% Discount 243 32,223 23.0% Service 127 17,870 12.7% Other 38 17,895 12.8% Total 628 $ 140,314 100.0%

Lease Expiration Schedule(1) (unaudited, dollars in thousands) 17 ABR Expiring Year of Number of ABR as a % of Expiration Investments Expiring Expiring Total Portfolio 2024 1 $ 84 0.1% 2025 7 2,300 1.8% 2026 10 2,563 2.0% 2027 16 4,498 3.5% 2028 28 11,009 8.5% 2029 42 9,856 7.6% 2030 37 9,675 7.5% 2031 62 11,998 9.2% 2032 37 10,146 7.8% 2033 56 12,044 9.3% 2034 53 13,961 10.8% 2035 21 8,085 6.2% 2036 20 4,743 3.7% 2037 23 7,584 5.8% 2038 87 11,176 8.6% 2039 24 3,269 2.5% 2040 2 425 0.3% 2041 4 1,246 1.0% 2042 1 985 0.8% 2043 2 1,500 1.2% 2044 14 2,040 1.6% 2045 — — —% 2046 — — —% 2047 — — —% 2048 — — —% 2049 7 666 0.5% 2050 — — —% TOTAL 554 $ 129,853 100.0% 1. Excludes 74 investments that secure mortgage loans receivable.

FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net income (computed in accordance with GAAP). Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO means core funds from operations. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, other loss (gain), net, and loss on debt extinguishments and other related costs. AFFO means adjusted funds from operations. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense, earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net income as a reliable measure of our operating performance nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. Non-GAAP Measures and Definitions 18

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre EBITDA is defined as earnings before interest expense, income tax expense, and depreciation and amortization. EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre further adjusted to exclude straight-line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, other loss (gain), net, other non- recurring expenses (income), lease termination fees, adjustment for construction in process, and adjustment for intraquarter activities. Beginning in the quarter ended June 30, 2023, we modified our definition of Adjusted EBITDAre to include adjustments for construction in process and intraquarter investment activities. Prior periods have been recast to reflect this new definition. Annualized Adjusted EBITDAre is a non-GAAP financial measure defined as Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt, Adjusted Net Debt, and Proforma Adjusted Net Debt Net Debt is calculated as our principal amount of total debt outstanding excluding deferred financing costs, net discounts and debt issuance costs less cash, cash equivalents and restricted cash available for future investment. We believe excluding cash, cash equivalents and restricted cash available for future investment from our principal amount, all of which could be used to repay deb, provides an estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysis. Adjusted Net Debt is Net Debt adjusted by the net value of unsettled forward equity as of period end. Proforma Adjusted Net Debt is Adjusted Net Debt shown on a proforma basis to include the net value of proforma equity issued after the period end as if it was outstanding as of period end. Non-GAAP Measures and Definitions (cont’d) 19

Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are non-GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense (or income), income tax expense, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, loss on debt extinguishment, lease termination fees, and other expense (income), net. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions and completed developments to derive Property-Level Cash NOI - Estimated Run Rate. We further adjust Property-Level Cash NOI - Estimated Run Rate for interest income on mortgage loans receivable and intraquarter mortgage loan activity to derive Total Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent as of March 31, 2024, for all leases that commenced and annualized cash interest on mortgage loans receivable in place as of that date. Cash Yield is the annualized base rent contractually due from acquired properties, interest income from mortgage loans receivable, and completed developments, divided by the gross investment amount, or gross proceeds in the case of dispositions. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Non-GAAP Measures and Definitions (cont’d) 20

Non-GAAP Measures and Definitions (cont’d) 21 Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of economically occupied properties divided by the total number of properties owned, excluding mortgage loans receivable and properties under development. OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable.

Forward Looking and Cautionary Statements 22 This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this supplemental report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 14, 2024 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplemental report. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.